                                                                    Exhibit 5.03

[LATHAM & WATKINS LLP LOGO]      53rd at Third
                                 885 Third Avenue

                                 New York, New York  10022-4802
                                 Tel: (212) 906-1200  Fax: (212) 751-4864
                                 www.lw.com


                                 Boston      New Jersey
                                 Brussels    New York
                                 Chicago     Northern Virginia
                                 Frankfurt   Orange County
                                 Hamburg     Paris
                                 Hong Kong   San Diego
                                 London      San Francisco
                                 Los Angeles Silicon Valley
                                 Milan       Singapore
                                 Moscow      Tokyo
                                             Washington, D.C.

                                 File No.024896-0016
April 9, 2003

Allied Waste North America, Inc.
15880 N. Greenway-Hayden Loop
Suite 100
Scottsdale, Arizona 85260


      Re:   Allied Waste North America, Inc.

Ladies and Gentlemen:

      In connection with in connection with the sale to you on the date hereof by the Company of $450.0 million in aggregate principal amount of its 7-7/8% Senior Notes due 2013 (the "NOTES"), pursuant to a registration statement on Form S-3 under the Securities Act of 1933, as amended (the "ACT"), filed with the Securities and Exchange Commission (the "COMMISSION") on December 3, 2002 (File No. 333-101607), as amended at the time it was declared effective by the Commission (the "REGISTRATION STATEMENT"), a Prospectus contained therein, dated December 31, 2002, as supplemented by a prospectus supplement, dated April 4, 2003, filed with the Commission pursuant to Rule 424(b) under the Act (together, the "PROSPECTUS") and an underwriting agreement, dated April 4, 2003 (the "UNDERWRITING AGREEMENT"), among you, the Guarantors (as defined below) and the underwriters party thereto, you have requested our opinion with respect to the matters set forth below. The Notes are guaranteed (the "GUARANTEES") by Allied Waste Industries, Inc., a Delaware corporation ("ALLIED"), and each of the entities listed on Schedule A hereto (each, including Allied, a "GUARANTOR" and collectively, the "GUARANTORS"). The Notes and Guarantees are being issued pursuant to a Series Supplement (the "SUPPLEMENT"), dated April 9, 2003, to an indenture (the "BASE INDENTURE" and, collectively with the Supplement, the "INDENTURE"), dated December 23, 1998, among the Company, the Guarantors and U.S. Bank National Association, as trustee (the "TRUSTEE").

      In our capacity as your special counsel in connection with the sale of the Notes and the Guarantees, we have made such legal and factual examinations and inquiries, including an examination of originals or copies certified or otherwise identified to our satisfaction of such documents, corporate records and instruments, as we have deemed necessary or appropriate for purposes of this opinion. We have examined, among other things, the following::

      (a) The Underwriting Agreement, the Indenture, the Registration Statement, the Prospectus and reports and proxy statements filed by the Company with the Commission and incorporated in the Prospectus by reference (the "INCORPORATED DOCUMENTS");

      (b) The Certificate of Incorporation and Bylaws of the Company (the "GOVERNING DOCUMENTS"), Allied and its subsidiaries identified on Schedule A attached hereto with an ("*") (Allied and each such other identified Guarantor, an "IDENTIFIED Guarantor").
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April 9,2003
Page 2

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      In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as copies.

      We are opining herein as to the effect on the subject transaction only of the internal laws of the State of New York and the General Corporation Law of the State of Delaware, and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or, in the case of Delaware, any other laws, or as to any matters of municipal law or the laws of any local agencies within any state.

      Subject to the foregoing and the other matters set forth herein, it is our opinion that as of the date hereof:

      1. The Notes have been duly authorized by all necessary corporate action of the Company and are the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

      2. The notation of Guarantee of each of the Identified Guarantors to be endorsed on the Notes have been duly authorized by all necessary corporate action of each of the Identified Guarantors and are the legally valid and binding obligations of the Guarantors, enforceable against each of them in accordance with their terms.

      The opinions rendered in paragraphs 1 and 2 above relating to the enforceability of the Notes and the Guarantees are subject to the following exceptions, limitations and qualifications: (i) the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors, (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or law, and the discretion of the court before which any proceeding therefor may be brought and (iii) we express no opinion concerning the enforceability of the waiver of rights or defenses contained in Section 5.15 of the Base Indenture.

      To the extent that the obligations of the Company and the Guarantors under the Indenture may be may be dependent upon such matters, we have assumed for purposes of this opinion that (i) each of the Guarantors other than the Identified Guarantors and the Trustee (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) has the requisite organizational and legal power and authority to perform its obligations under the Indenture; (c) is duly qualified to engage in the activities contemplated by the Indenture; and (d) has duly authorized, executed and delivered the Indenture; (ii) with respect to the Trustee, the Indenture constitutes its legally valid and binding agreement, enforceable against it in accordance with its terms; and (iii) the Trustee is in compliance, generally and with respect to acting as Trustee under the Indenture, with all applicable laws and regulations.

      We consent to your filing this opinion as an exhibit to the Company's Current Report on Form 8-K, filed with the Commission on April 10, 2003, and to the reference to our firm contained under the heading "Legal Matters" in the Prospectus.


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Page 3

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                                                     Very truly yours,

                                                     /s/ Latham & Watkins LLP



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                                   SCHEDULE A

                                   GUARANTORS

                                  CORPORATIONS

NAME OF COMPANY                                                           STATE OF INCORPORATION
---------------                                                           ----------------------

AAWI, Inc.                                                                Texas
Action Disposal, Inc.                                                     Texas
Adrian Landfill, Inc.                                                     Michigan
ADS, Inc.                                                                 Oklahoma
ADS of Illinois, Inc.                                                     Illinois
Agri-tech, Inc. of Oregon                                                 Oregon
Alabama Recycling Services, Inc.                                          Alabama
Albany-Lebanon Sanitation, Inc.                                           Oregon
Allied Acquisition Pennsylvania, Inc.                                     Pennsylvania
Allied Acquisition Two, Inc.                                              Massachusetts
Allied Enviro Engineering, Inc.                                           Texas
Allied Enviroengineering, Inc.                                            Delaware
Allied Nova Scotia, Inc.                                                  Delaware
Allied Waste Alabama, Inc.                                                Delaware
Allied Waste Company, Inc.                                                Delaware
Allied Waste Hauling of Georgia, Inc.                                     Georgia
Allied Waste Holdings (Canada) Ltd.                                       Delaware
Allied Waste Industries, Inc. *                                           Delaware
Allied Waste Industries (Arizona), Inc.                                   Arizona
Allied Waste Industries (New Mexico), Inc.                                New Mexico
Allied Waste Industries (Southwest), Inc.                                 Arizona
Allied Waste Industries of Georgia, Inc.                                  Georgia
Allied Waste Industries of Illinois, Inc.                                 Illinois
Allied Waste Industries of Northwest Indiana, Inc.                        Indiana
Allied Waste Industries of Tennessee, Inc.                                Tennessee
Allied Waste Landfill Holdings, Inc.                                      Delaware
Allied Waste of California, Inc.                                          California
Allied Waste of Long Island, Inc.                                         New York
Allied Waste of New Jersey, Inc.                                          New Jersey
Allied Waste Rural Sanitation, Inc.                                       Delaware
Allied Waste Services, Inc.                                               Texas
Allied Waste Systems Holdings, Inc.                                       Delaware
Allied Waste Systems, Inc. *                                              Delaware
Allied Waste Systems (Texas) Inc.                                         Texas
Allied Waste Transportation, Inc. *                                       Delaware
American Disposal Services, Inc.                                          Delaware
American Disposal Services of Illinois, Inc.                              Delaware
American Disposal Services of Kansas, Inc.                                Kansas
American Disposal Services of Missouri, Inc.                              Oklahoma
American Disposal Services of New Jersey, Inc.                            Delaware
American Disposal Services of West Virginia, Inc.                         Delaware

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

American Disposal Transfer Services of Illinois, Inc.                     Delaware
American Materials Recycling Corp.                                        New Jersey
American Sanitation, Inc.                                                 Idaho
American Transfer Company, Inc.                                           New York
Apache Junction Landfill Corporation                                      Arizona
Area Disposal Inc.                                                        Illinois
Atlantic Waste Holding Company, Inc.                                      Massachusetts
Attwoods of North America, Inc.                                           Delaware
Automated Modular Systems, Inc.                                           New Jersey
Autoshred, Inc.                                                           Missouri
AWIN Leasing Company, Inc.                                                Delaware
AWIN Management, Inc.                                                     Delaware
Belleville Landfill, Inc.                                                 Missouri
BFI Atlantic, Inc.                                                        Delaware
BFI Energy Systems of Albany, Inc.                                        Delaware
BFI Energy Systems of Boston, Inc.                                        Massachusetts
BFI Energy Systems of Delaware County, Inc.                               Delaware
BFI Energy Systems of Essex County, Inc.                                  New Jersey
BFI Energy Systems of Hempstead, Inc.                                     Delaware
BFI Energy Systems of Niagara, Inc.                                       Delaware
BFI Energy Systems of Niagara II, Inc.                                    Delaware
BFI Energy Systems of Plymouth, Inc.                                      Delaware
BFI Energy Systems of SEMASS, Inc.                                        Delaware
BFI Energy Systems of Southeastern Connecticut, Inc.                      Delaware
BFI International, Inc.                                                   Delaware
BFI Ref-Fuel, Inc.                                                        Delaware
BFI Services Group, Inc.                                                  California
BFI Trans River (GP), Inc.                                                Delaware
BFI Trans River (LP), Inc.                                                Delaware
BFI Transfer Systems of New Jersey, Inc.                                  New Jersey
BFI Waste Systems of New Jersey, Inc.                                     New Jersey
BFI Waste Systems of North America, Inc.                                  Delaware
Bio-Med of Oregon, Inc.                                                   Oregon
Borrego Landfill, Inc.                                                    California
Brickyard Disposal & Recycling, Inc.                                      Illinois
Browning-Ferris Financial Services, Inc.                                  Delaware
Browning-Ferris, Inc.                                                     Maryland
Browning-Ferris Industries Asia Pacific, Inc.                             Delaware
Browning-Ferris Industries Chemical Services, Inc.                        Nevada
Browning-Ferris Industries Europe, Inc.                                   Delaware
Browning-Ferris Industries, Inc. *                                        Delaware
Browning-Ferris Industries, Inc.                                          Massachusetts
Browning-Ferris Industries of California, Inc.                            California
Browning-Ferris Industries of Florida, Inc.                               Delaware
Browning-Ferris Industries of Illinois, Inc.                              Delaware
Browning-Ferris Industries of New Jersey, Inc.                            New Jersey


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

Browning-Ferris Industries of New York, Inc.                              New York
Browning-Ferris Industries of Ohio, Inc.                                  Delaware
Browning-Ferris Industries of Tennessee, Inc.                             Tennessee
Browning-Ferris Services, Inc.                                            Delaware
Bunting Trash Service, Inc.                                               Colorado
Capitol Recycling and Disposal, Inc.                                      Oregon
C.C. Boyce & Sons, Inc.                                                   New York
CC Landfill, Inc.                                                         Delaware
CDF Consolidated Corporation                                              Illinois
CECOS International, Inc.                                                 New York
Celina Landfill, Inc.                                                     Ohio
Central Sanitary Landfill, Inc.                                           Michigan
Chambers Development of North Carolina, Inc.                              North Carolina
Champion Recycling, Inc.                                                  New York
Charter Evaporation Resource Recovery Systems                             California
Cherokee Run Landfill, Inc.                                               Ohio
Chestnut Equipment Leasing Corp.                                          New York
Citizens Disposal, Inc.                                                   Michigan
City-Star Services, Inc.                                                  Michigan
City Garbage, Inc.                                                        Texas
Clarkston Disposal, Inc.                                                  Michigan
Cocopah Landfill, Inc.                                                    Delaware
Consolidated Processing, Inc.                                             Illinois
Containerized, Inc. of Texas                                              Texas
Copper Mountain Landfill, Inc.                                            Delaware
Corvallis Disposal Co.                                                    Oregon
County Disposal, Inc.                                                     Delaware
County Disposal (Ohio), Inc.                                              Delaware
County Landfill, Inc.                                                     Delaware
D&D Garage Services, Inc.                                                 Illinois
Dallas Disposal Co.                                                       Oregon
Delta Container Corporation                                               California
Delta Dade Recycling Corp.                                                Florida
Delta Paper Stock Co.                                                     California
Delta Recycling Corp.                                                     Florida
Delta Resources Corp.                                                     Florida
Delta Site Development Corp.                                              Florida
Delta Tall Pines Corp.                                                    Florida
Delta Transfer Corp.                                                      Florida
Delta Waste Corp.                                                         Florida
Dempsey Waste Systems II, Inc.                                            Ohio
Denver RL North, Inc.                                                     Colorado
Dinverno, Inc.                                                            Michigan
Dowling Industries, Inc.                                                  New York
Eagle Industries Leasing, Inc.                                            Michigan
DTC Management, Inc.                                                      Indiana


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
ECDC Environmental of Humbolt County, Inc.                                Delaware
ECDC Holdings, Inc.                                                       Delaware
Elder Creek Transfer & Recovery, Inc.                                     California
Environmental Development Corp.                                           Delaware
Environmental Reclamation Company                                         Illinois
Environtech, Inc.                                                         Delaware
EOS Environmental, Inc.                                                   Texas
Evergreen Scavenger Service, Inc.                                         Delaware
F.P. McNamara Rubbish Removal, Inc.                                       Massachusetts
Forward, Inc.                                                             California
Fred Barbara Trucking Co., Inc.                                           Illinois
G. Van Dyken Disposal Inc.                                                Michigan
Garofalo Brothers, Inc.                                                   New Jersey
Garofalo Recycling and Transfer Station Co., Inc.                         New Jersey
GEK, Inc.                                                                 Alabama
General Refuse Rolloff Corp.                                              Delaware
Georgia Recycling Services, Inc.                                          Delaware
Giordano Recycling Corp.                                                  New Jersey
Golden Waste Disposal, Inc.                                               Georgia
Grants Pass Sanitation, Inc.                                              Oregon
Great Lakes Disposal Services, Inc.                                       Delaware
Gulfcoast Waste Service, Inc.                                             Florida
Harland's Sanitary Landfill, Inc.                                         Michigan
Hollister Landfill, Inc.                                                  California
Illinois Landfill, Inc.                                                   Illinois
Illinois Recycling Services, Inc.                                         Illinois
Illinois Valley Recycling, Inc.                                           Illinois
Imperial Landfill, Inc.                                                   California
Independent Trucking Company                                              California
Ingrum Waste Disposal, Inc.                                               Illinois
International Disposal Corp. of California                                California
Jetter Disposal, Inc.                                                     Iowa
Joe Di Rese & Sons, Inc.                                                  New Jersey
Jones Road Landfill and Recycling, Ltd.                                   Florida
Kankakee RDF Landfill, Inc.                                               Delaware
Kankakee Quarry, Inc.                                                     Illinois
Keller Canyon Landfill Company                                            California
Keller Drop Box, Inc.                                                     Oregon
La Canada Disposal Company, Inc.                                          California
Lake Norman Landfill, Inc.                                                North Carolina
LandComp Corporation                                                      Illinois
Lathrop Sunrise Sanitation Corporation                                    California
Lee County Landfill, Inc.                                                 Illinois
Liberty Waste Holdings, Inc.                                              Delaware
Loop Recycling, Inc.                                                      Illinois
Loop Transfer, Incorporated                                               Illinois


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

Louis Pinto & Son, Inc., Sanitation Contractors                           New Jersey
Macomb Landfill, Inc.                                                     Delaware
Mamaroneck Truck Repair, Inc.                                             New York
Manumit of Florida, Inc.                                                  Florida
McInnis Waste Systems, Inc.                                               Oregon
Medical Disposal Services, Inc.                                           Illinois
Mesa Disposal, Inc.                                                       Arizona
Mississippi Waste Paper Company                                           Mississippi
Mountain Home Disposal, Inc.                                              Delaware
NationsWaste Catawba Regional Landfill, Inc.                              South Carolina
NationsWaste, Inc.                                                        Delaware
Ncorp, Inc.                                                               Delaware
New Morgan Landfill Company, Inc.                                         Pennsylvania
Newco Waste Systems of New Jersey, Inc.                                   New Jersey
Noble Road Landfill, Inc.                                                 Ohio
Oakland Heights Development, Inc.                                         Michigan
Omaha Hauling Company, Inc.                                               Delaware
Organized Sanitary Collectors and Recyclers, Inc.                         Nebraska
Oscar's Collection System of Fremont, Inc.                                Nebraska
Otay Landfill, Inc.                                                       California
Ottawa County Landfill, Inc.                                              Delaware
Palomar Transfer Station, Inc.                                            California
Paper Recycling Systems, Inc.                                             New York
Peltier Real Estate Company                                               Oregon
Pinal County Landfill Corp.                                               Arizona
Pittsburg County Landfill, Inc.                                           Oklahoma
Portable Storage, Inc.                                                    Oregon
Preble County Landfill, Inc.                                              Ohio
Price & Sons Recycling Company                                            Georgia
Prime Carting, Inc.                                                       New York
PSI Waste Systems, Inc.                                                   Idaho
R. 18, Inc.                                                               Illinois
Rabanco, Ltd.                                                             Washington
Rabanco Recycling, Inc.                                                   Washington
Ramona Landfill, Inc.                                                     California
RCS, Inc.                                                                 Illinois
R.C. Miller Enterprises, Inc.                                             Ohio
R.C. Miller Refuse Service, Inc.                                          Ohio
Recycling Associates Inc.                                                 New York
Resource Recovery, Inc.                                                   Kansas
Risk Services, Inc.                                                       Delaware
Ross Bros. Waste & Recycling Co.                                          Ohio
Rossman Sanitary Service, Inc.                                            Oregon
Royal Holdings, Inc.                                                      Michigan
Roxana Landfill, Inc.                                                     Illinois
S&S Recycling, Inc.                                                       Georgia


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

Saline County Landfill, Inc.                                              Illinois
San Marcos NCRRF, Inc.                                                    California
Sangamon Valley Landfill, Inc.                                            Delaware
Sanitary Disposal Service, Inc.                                           Michigan
Sauk Trail Development, Inc.                                              Michigan
Selas Enterprises LTD.                                                    New York
Shred-All Recycling Systems, Inc.                                         Illinois
Source Recycling, Inc.                                                    Oregon
Southwest Regional Landfill, Inc.                                         Missouri
Southwest Waste Inc.                                                      Missouri
Standard Disposal Services, Inc.                                          Michigan
Standard Environmental Services, Inc.                                     Michigan
Standard Waste, Inc.                                                      Delaware
Star Services Group, Inc.                                                 Florida
Streator Area Landfill, Inc.                                              Illinois
Suburban Carting Corp.                                                    New York
Suburban Transfer, Inc.                                                   Illinois
Suburban Warehouse, Inc.                                                  Illinois
Summit Waste Systems, Inc.                                                Arizona
Sunrise Sanitation Service, Inc.                                          California
Sunset Disposal, Inc.                                                     Kansas
Sunset Disposal Service Inc.                                              California
Super Services Waste Management, Inc.                                     Arizona
Sycamore Landfill, Inc.                                                   California
Tate's Transfer Systems, Inc.                                             Missouri
Taylor Ridge Landfill, Inc.                                               Delaware
Tennessee Union County Landfill, Inc.                                     Delaware
The Ecology Group, Inc.                                                   Ohio
Tom Luciano's Disposal Service, Inc.                                      New Jersey
Total Solid Waste Recyclers, Inc.                                         New Jersey
Tricil (N.Y.), Inc.                                                       New York
Tri-State Recycling Services, Inc.                                        Illinois
Tri-State Refuse Corporation                                              Arizona
Trottown Transfer, Inc.                                                   New York
United Disposal Service, Inc.                                             Oregon
Upper Rock Island County Landfill, Inc.                                   Illinois
USA Waste of Illinois, Inc.                                               Illinois
Valley Landfills, Inc.                                                    Oregon
VHG, Inc.                                                                 Minnesota
Vining Disposal Service, Inc.                                             Massachusetts
Warner Hill Development Company                                           Delaware
Waste Control Systems, Inc.                                               Oregon
Wastehaul, Inc.                                                           Indiana
Waste Services of New York, Inc.                                          New York
Wayne County Landfill IL, Inc.                                            Delaware
WDTR, Inc.                                                                Oregon


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
WJR Environmental, Inc.                                                   Washington
Willamette Resources, Inc.                                                Oregon
Williams County Landfill, Inc.                                            Ohio
Woodlake Sanitary Service, Inc.                                           Minnesota





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                           LIMITED LIABILITY COMPANIES

NAME OF COMPANY                                                           STATE OF FORMATION

Allied Gas Recovery Systems, L.L.C.                                       Delaware
Allied Services, LLC                                                      Delaware
Allied Transfer Systems of New Jersey, LLC                                New Jersey
Allied Waste of New Jersey-New York, LLC                                  Delaware
Allied Waste Sycamore Landfill, LLC                                       Delaware
Allied Waste Systems of New Jersey, LLC                                   New Jersey
Anderson Regional Landfill, LLC                                           Delaware
Anson County Landfill NC, LLC                                             Delaware
AWIN Leasing II, LLC                                                      Ohio
BFI Transfer Systems of Alabama, LLC                                      Delaware
BFI Transfer Systems of DC, LLC                                           Delaware
BFI Transfer Systems of Georgia, LLC                                      Delaware
BFI Transfer Systems of Maryland, LLC                                     Delaware
BFI Transfer Systems of Massachusetts, LLC                                Massachusetts
BFI Transfer Systems of Mississippi, LLC                                  Delaware
BFI Transfer Systems of Pennsylvania, LLC                                 Pennsylvania
BFI Transfer Systems of Virginia, LLC                                     Delaware
BFI Waste Services, LLC                                                   Delaware
BFI Waste Services of Massachusetts, LLC                                  Massachusetts
BFI Waste Services of Pennsylvania, LLC                                   Pennsylvania
BFI Waste Services of Tennessee, LLC                                      Delaware
BFI Waste Systems of Alabama, LLC                                         Delaware
BFI Waste Systems of Arkansas, LLC                                        Delaware
BFI Waste Systems of Georgia, LLC                                         Delaware
BFI Waste Systems of Kentucky, LLC                                        Delaware
BFI Waste Systems of Louisiana, LLC                                       Delaware
BFI Waste Systems of Massachusetts, LLC                                   Massachusetts
BFI Waste Systems of Mississippi, LLC                                     Delaware
BFI Waste Systems of Missouri, LLC                                        Delaware
BFI Waste Systems of North Carolina, LLC                                  Delaware
BFI Waste Systems of Oklahoma, LLC                                        Oklahoma
BFI Waste Systems of Pennsylvania, LLC                                    Pennsylvania
BFI Waste Systems of South Carolina, LLC                                  Delaware
BFI Waste Systems of Tennessee, LLC                                       Delaware
BFI Waste Systems of Virginia, LLC                                        Delaware
Bridgeton Landfill, LLC                                                   Delaware
Bridgeton Transfer Station, LLC                                           Delaware
Brundidge Landfill, LLC                                                   Delaware
Brunswick Waste Management Facility, LLC                                  Delaware
Butler County Landfill, LLC                                               Delaware
Chilton Landfill, LLC                                                     Delaware
Courtney Ridge Landfill, LLC                                              Delaware
D & L Disposal L.L.C.                                                     Delaware

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

NAME OF COMPANY                                                           STATE OF FORMATION


E Leasing Company, LLC                                                    Delaware
ECDC Environmental, L.C.                                                  Utah
Ellis Scott Landfill MO, LLC                                              Delaware
Envotech-Illinois, L.L.C.                                                 Delaware
Evergreen Scavenger Service, L.L.C.                                       Delaware
Flint Hill Road, LLC                                                      South Carolina
Forest View Landfill, LLC                                                 Delaware
Frontier Waste Services (Colorado), LLC                                   Colorado
Frontier Waste Services (Utah), LLC                                       Utah
Frontier Waste Services of Louisiana L.L.C                                Louisiana
Gateway Landfill, LLC                                                     Georgia
General Refuse Service of Ohio, LLC                                       Ohio
Great Plains Landfill OK, LLC                                             Delaware
Greenridge Reclamation, LLC                                               Pennsylvania
Greenridge Waste Services, LLC                                            Pennsylvania
Jackson County Landfill, LLC                                              Mississippi
H Leasing Company, LLC                                                    Delaware
Jefferson City Landfill, LLC                                              Delaware
Lee County Landfill SC, LLC                                               Delaware
Lemons Landfill, LLC                                                      Delaware
Liberty Waste Services Limited, L.L.C.                                    Delaware
Liberty Waste Services of Illinois, L.L.C.                                Illinois
Liberty Waste Services of McCook, L.L.C.                                  Delaware
Local Sanitation of Rowan County, L.L.C.                                  Delaware
Metro Enviro Transfer, LLC                                                Delaware
New York Waste Services, LLC                                              Delaware
N Leasing Company, LLC                                                    Delaware
Northeast Landfill, LLC                                                   Delaware
Oklahoma City Landfill, LLC                                               Oklahoma
Packerton Land Company, L.L.C.                                            Delaware
Pinecrest Landfill OK, LLC                                                Delaware
Polk County Landfill, LLC                                                 Delaware
S Leasing Company, LLC                                                    Delaware
Sand Valley Holdings, L.L.C.                                              Delaware
Show-Me Landfill, LLC                                                     Delaware
Southeast Landfill, LLC                                                   Delaware
Total Roll-Offs, L.L.C.                                                   Texas
Webster Parish Landfill, L.L.C.                                           Delaware
Willow Ridge Landfill, LLC                                                Delaware


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                                  PARTNERSHIPS

NAME OF PARTNERSHIP                                                       SATE OF FORMATION

Abilene Landfill TX, LP                                                   Delaware
BFI Energy Systems of Southeastern Connecticut, L.P.                      Delaware
BFI Transfer Systems of Texas, LP                                         Delaware
BFI Waste Services of Indiana, LP                                         Delaware
BFI Waste Services of Texas, LP                                           Delaware
BFI Waste Systems of Indiana, LP                                          Delaware
Blue Ridge Landfill General Partnership                                   Kentucky
Blue Ridge Landfill TX, LP                                                Delaware
Brenham Total Roll-Offs, LP                                               Delaware
Camelot Landfill TX, LP                                                   Delaware
County Line Landfill Partnership                                          Indiana
Crow Landfill TX L.P.                                                     Delaware
El Centro Landfill, L.P.                                                  Texas
Ellis County Landfill TX, L.P.                                            Delaware
Fort Worth Landfill TX, LP                                                Delaware
Frontier Waste Services, L.P.                                             Texas
Galveston County Landfill TX, LP                                          Delaware
Golden Triangle Landfill TX, LP                                           Delaware
Green Valley Landfill General Partnership                                 Kentucky
Greenwood Landfill TX, LP                                                 Delaware
Gulf West Landfill TX, LP                                                 Delaware
Houston Towers TX, LP                                                     Delaware
Illiana Disposal Partnership                                              Indiana
Itasca Landfill TX, LP                                                    Delaware
Kerrville Landfill TX, LP                                                 Delaware
Key Waste Indiana Partnership                                             Indiana
Lake County C & D Development Partnership                                 Indiana
Lewisville Landfill TX, LP                                                Delaware
Mars Road TX, LP                                                          Delaware
McCarty Road Landfill TX, LP                                              Delaware
Mesquite Landfill TX, LP                                                  Delaware
Mexia Landfill TX, LP                                                     Delaware
Moorhead Landfill General Partnership                                     Kentucky
Newton County Landfill Partnership                                        Indiana
Panama Road Landfill TX, L.P.                                             Delaware
Pinehill Landfill TX, LP                                                  Delaware
Pleasant Oaks Landfill TX, LP                                             Delaware
Rabanco Companies                                                         Washington
Regional Disposal Company                                                 Washington
Rio Grande Valley Landfill TX, LP                                         Delaware
Royal Oaks Landfill TX, LP                                                Delaware
Southwest Landfill TX, LP                                                 Delaware
Springfield Environmental General Partnership                             Indiana

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
NAME OF PARTNERSHIP                                                       SATE OF FORMATION

Turkey Creek Landfill TX, LP                                              Delaware
Victoria Landfill TX, LP                                                  Delaware
Whispering Pines Landfill TX, LP                                          Delaware
